                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                     --------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (date of earliest event report)            January 15, 1998



                         Money Store CMI Trust 1997-2
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



 New Jersey                        SEC TO PROVIDE                Applied For

 State or other                    (Commission                   (IRS Employer
 jurisdiction of                   File Number)                    ID Number)
 incorporation)


 2840  Morris  Avenue,  Union,  New  Jersey                        07083
 -------------------------------------------------------------------------------
 (Address of principal executive officer)


 Registrant's Telephone Number,
 including area code:                                       908-686-2000
                                                    ------------------------


                                       n/a
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 5          Other Events
                     -----------------------------------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1998 Remittance Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       THE MONEY STORE INC.
                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                       THE MONEY STORE OF NEW YORK INC.




                                       By: /s/ Harry Puglisi
                                       -----------------------------------------
                                           Name:  Harry Puglisi
                                           Title:  Treasurer






Dated: January 31, 1998

                            SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-2 FOR THE JANUARY 12, 1998 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                                                           $1,998,995.33

2.  (A)  ORIGINAL CLASS A CERTIFICATE PRINCIPAL BALANCE                                                       54,600,000.00

    (B)  ORIGINAL CLASS B CERTIFICATE PRINCIPAL BALANCE                                                        5,400,000.00

    (C)  ORIGINAL POOL PRINCIPAL BALANCE                                                                      46,194,989.88

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                                                              0

     (B)  DOLLARS                                                                                                      0.00

4.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                                              0.00

5.  AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
    RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD                                                           57,405.73

6.  AGGREGATE AMOUNT OF INTEREST RECEIVED                                                                        404,023.71

7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                                                     0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                                               0.00

8.  DELINQUENCY AND FORECLOSURE INFORMATION
          (SEE EXHIBIT K)

9.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                                                     286,650.00
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE DATE PLUS INTEREST                                              0.00
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                           17.32
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                                            286,667.32
                                                                                                                 5.25031722

    (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                                                      30,375.00
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE DATE PLUS INTEREST                                              0.00
          (iii) CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                            1.84
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                                 30,376.84
                                                                                                                 5.62534074

    (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL                        52,239.21
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                                       0.00
          (iii) SUBSTITUTION ADJUSTMENTS                                                   0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                            0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                               0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                          0.00
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                                52,239.21
                                                                                                                 0.95676209

    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL                         5,166.52
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                                       0.00
          (iii) SUBSTITUTION ADJUSTMENTS                                                   0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                            0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                               0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                          0.00
       TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                                 5,166.52
                                                                                                                 0.95676296

10. (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
         AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                1,480,000.00

    (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
         CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                   0.00


11. (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                             54,547,760.79
                                                                                      999.04323791
    (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                              5,394,833.48
                                                                                      999.04323704
    (C)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
         TO BE MADE ON THE REMITTANCE DATE                                           58,276,584.15
                                                                                      971.27638631

12. (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                                        142,781.10

    (B)  EXTRA INTEREST TO BE DISTRIBUTED TO CERTIFICATEHOLDERS                       1,874,359.36

    (C)  SPREAD ACCOUNT EXCESS (payable to Spread Account Depositor)                          0.00

    (D)  SPREAD ACCOUNT BALANCE                                                       1,480,000.00

    (E)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                         3,496,595.05

13. (A)  WEIGHTED AVERAGE MATURITY                                                         329.168

    (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                                       10.474%


14. (A)  SERVICING FEES FOR THE RELATED DUE PERIOD                                       15,376.33
    (B)  DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD                                 0.00
    (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                   2,309.75


15. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A)  SECTION 5.04 (b)                                                                     0.00

    (B)  SECTION 5.04 (c)                                                                     0.00

    (C)  SECTION 5.04 (d)(ii)                                                                 0.00

    (D)  SECTION 5.04 (e)                                                                     0.00

    (E)  SECTION 5.04 (f)                                                                     0.00

16.  (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                                     6.300%

     (B)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                                     6.750%


17.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
           LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                 12,139,000.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
           SUCH DUE PERIOD                                                              1,666,010.12

18.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated November 30, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Servicer's Certificate.



THE MONEY STORE COMMERCIAL MORTGAGE INC.





                 By: \s\ Harry Puglisi
                 ----------------------------------

                           HARRY PUGLISI
                             TREASURER